EXHIBIT 10.1
REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of May 6, 2022, is by and among PDC Energy, Inc., a Delaware corporation (the “Company”), each of the other parties listed on the signature pages attached hereto (the “Initial Holders”), and the other Holders from time to time parties hereto.

RECITALS:

WHEREAS, this Agreement is being entered into pursuant to the Membership Interest Purchase Agreement, dated as of February 26, 2022, by and among Great Western Oil & Gas Company, LLC, a Colorado limited liability company, GWP Holding Corp 1, a Colorado corporation, ActOil Colorado, LLC, a Delaware limited liability company, EP Synergy Investments, Inc., a Delaware corporation, EIG Dunedin Equity Aggregator, L.P., a Delaware limited partnership, TPG Energy Solutions Green, L.P., a Delaware limited partnership, Great Western Petroleum, LLC, a Delaware limited liability company (“Great Western”) and the Company (the “Purchase Agreement”);

WHEREAS, any defined terms used but not defined herein shall have the meanings assigned thereto in the Purchase Agreement;

WHEREAS, in connection with the closing of the transactions contemplated by the Purchase Agreement on the date hereof, the Company is issuing to the Initial Holders an aggregate of 4,007,018 shares (the “Shares”) of common stock of the Company, par value $0.01 per share (“Common Stock”); and

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:

ARTICLE I.
DEFINITIONS

As used herein, the following terms shall have the following respective meanings:

“Adoption Agreement” means an Adoption Agreement in the form attached hereto as Exhibit A.

“Affiliate” means, with respect to a specified Person, any other Person, whether now in existence or hereafter created, directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, “control” (including, with correlative meanings, “controlling”, “controlled by” and “under common control with”) shall mean the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the introductory paragraph.

“Blackout and Delay Events” has the meaning set forth in Section 2.03(a).

“Board” has the meaning set forth in Section 2.03(a)(i).

“Business Day” means any day other than a Saturday, Sunday, any federal holiday or any other day on which banking institutions in the State of Colorado or the State of New York are authorized or required to be closed by law or governmental action.

“Common Stock” has the meaning set forth in the recitals.

“Company” has the meaning set forth in the introductory paragraph.

“Effectiveness Period” has the meaning set forth in Section 2.01.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

“Great Western” has the meaning set forth in the recitals.

“Indemnified Party” has the meaning set forth in Section 3.03.

“Indemnifying Party” has the meaning set forth in Section 3.03.

“Initial Holders” has the meaning set forth in the introductory paragraph.

“Holder” means any holder of Registrable Securities.

“Holders’ Representative” has the meaning set forth in Section 2.04(a)(ii).

“Losses” has the meaning set forth in Section 3.01.

“Majority Holders” means, at any time, the Holder or Holders of more than 50% of the Registrable Securities at such time.

“Person” means any individual, corporation, partnership, limited liability company, firm, association, trust, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

“Piggyback Notice” has the meaning set forth in Section 2.02(a).

“Piggyback Registration” has the meaning set forth in Section 2.02(a).

“Purchase Agreement” has the meaning set forth in the recitals.

“Registrable Securities” means (a) the Shares and (b) any securities issued or issuable with respect to the Shares by way of distribution or in connection with any reorganization or other recapitalization, merger, consolidation or otherwise; provided, however, that a Registrable Security shall cease to be a Registrable Security when (i) a Registration Statement covering such Registrable Security has become effective under the Securities Act and such Registrable Security has been disposed of pursuant to such Registration Statement, (ii) such Registrable Security is disposed of under Rule 144 under the Securities Act or any other exemption from the registration requirements of the Securities Act as a result of which the legend on any certificate or book-entry notation representing such Registrable Security restricting transfer of such Registrable Security has been removed, or (iii) such Registrable Security has been sold or disposed of in a transaction in which the Transferor’s rights under this Agreement are not assigned to the Transferee pursuant to Section 5.02; and provided, further, that any security that has ceased to be a Registrable Security shall not thereafter become a Registrable Security and any security that is issued or distributed in respect of securities that have ceased to be Registrable Securities shall not be a Registrable Security.

“Registration Expenses” means all expenses incurred by the Company in complying with Article II, including, without limitation, all registration and filing fees, printing expenses, road show expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the Financial Industry Regulatory Authority, Inc., and fees of transfer agents and registrars, but excluding any Selling Expenses.

“Registration Statement” has the meaning set forth in Section 2.01.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time. References to any rule under the Securities Act shall be deemed to refer to any similar or successor rule or regulation.

“Selling Expenses” means all (a) underwriting fees, discounts and selling commissions allocable to the sale of Registrable Securities, (b) transfer taxes allocable to the sale of the Registrable Securities, and (c) fees and expenses of counsel engaged by any Holders.

“Shares” has the meaning set forth in the recitals.
“Transfer” means any offer, sale, pledge, encumbrance, hypothecation, entry into any contract to sell, grant of an option to purchase, short sale, assignment, transfer, exchange, gift, bequest or other disposition, direct or indirect, in whole or in part, by operation of law or otherwise. “Transfer,” when used as a verb, and “Transferee” and “Transferor” have correlative meanings.

“WKSI” means a well-known seasoned issuer (as defined in Rule 405 under the Securities Act).

ARTICLE II.
Registration Rights

Section 2.01    Mandatory Registration. Within five Business Days following the date of this Agreement, the Company shall file a registration statement, or a prospectus supplement to an existing registration statement, with the SEC providing for the registration and resale, on a continuous or delayed basis pursuant to Rule 415 under the Securities Act, of all of the Registrable Securities then outstanding (the “Registration Statement”). If the Registration Statement is required to be declared effective by the SEC, the Company shall use its commercially reasonable efforts to cause it to be declared effective under the Securities Act by the SEC as soon as reasonably practicable, but in no event later than thirty (30) days following the filing of the Registration Statement, or one hundred and twenty (120) days in the event the Registration Statement is reviewed by the SEC. If the Company is a WKSI at the time of filing the Registration Statement as that term is defined in rules under the Securities Act, the Registration Statement will either be on Form S-3ASR that becomes effective upon filing with the SEC in accordance with Rule 462(e) under the Securities Act or will be a prospectus supplement to an existing registration statement of the Company on Form S-3. The Company shall use its commercially reasonable efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of (1) the third anniversary of the date of this Agreement and (2) the date on which all of the Shares cease to be Registrable Securities (such period, the “Effectiveness Period”). The Registration Statement when effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Registration Statement, in the light of the circumstances under which a statement is made). As soon as practicable following the date that the Registration Statement becomes effective, but in any event within two (2) Business Days of such date, the Company shall provide the Holders with written notice of the effectiveness of such Registration Statement.

Section 2.02    Piggyback Registration.

(a)If the Company shall at any time propose to register the offer and sale of any shares of Common Stock under the Securities Act (excluding an offering relating solely to an employee benefit plan, an offering relating to a transaction on Form S-4 or Form S-8), the Company shall promptly notify any Holders with Registrable Securities not already registered under a Registration Statement of such proposal reasonably in advance of (and in any event at least five (5) Business Days before) the filing of the relevant registration statement, as applicable (a “Piggyback Notice”). The Piggyback Notice shall offer such Holders the opportunity to include in such registration the number of Registrable Securities not already registered under a Registration Statement as they may request (a “Piggyback Registration”). The Company shall use commercially reasonable efforts to include in each such Piggyback Registration such Registrable Securities for which the Company has received written requests within three (3) Business Days after delivery of the Piggyback Notice for inclusion therein. If a Holder decides not to include all of its Registrable Securities in a Piggyback Registration, such Holder shall nevertheless continue to have the right to include any Registrable Securities not already registered under a Registration Statement in any subsequent registration statement as may be filed by the Company with respect to offerings of Common Stock, all upon the terms and conditions set forth herein. The Holders’ right to Piggyback Registrations shall not encompass a right to participate in an underwritten offering initiated by the Company or by another Person.

(b)The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.02 at any time in its sole discretion whether or not any Holder has elected to include Registrable Securities in such Piggyback Registration.

Section 2.03    Blackout and Delay Rights.

(a)Notwithstanding anything to the contrary contained herein, the Company’s obligation to file and maintain the effectiveness of the Registration Statement shall not apply in the following circumstances (collectively, “Blackout and Delay Events”):

(i)The Company shall not be required to file a Registration Statement (or any amendment thereto) or, if a Registration Statement has been filed but not declared effective by the SEC, request effectiveness of such Registration Statement, for a period of up to forty-five (45) days, if (i) the Board of Directors of the Company (the “Board”) determines in good faith that a postponement is in the best interest of the Company and its stockholders generally due to a pending securities offering by the Company or any pending financing, acquisition, merger, tender offer, business combination, corporate reorganization, consolidation or other significant transaction involving the Company, (ii) the Board determines in good faith such registration would require disclosure of material information that the Company has a bona fide business purpose for preserving as confidential at such time, or (iii) audited financial statements as of a date other than the fiscal year end of the Company would be required to be prepared; provided, however, that (x) the Company may not exercise its right to postponement under this Section 2.03(a)(i) (1) within the thirty (30) day period following the Closing (except that the Company may exercise that right if the Company determines in good faith that such postponement is necessary to comply with applicable securities laws), or (2) more than twice in any 365-day period and (y) in no event shall any such period of postponement exceed an aggregate of sixty (60) days in any 365-day period; and

(ii)The Company may, upon written notice to any Holder whose Registrable Securities are included in the Registration Statement or other registration statement contemplated by this Agreement, suspend such Holder’s use of any prospectus which is a part of the Registration Statement or other registration statement (in which event the Holder shall discontinue sales of the Registrable Securities pursuant to the Registration Statement or other registration statement contemplated by this Agreement but may settle any previously made sales of Registrable Securities) if (i) the Board determines in good faith that the Company would be required to make disclosure of material information in the Registration Statement that the Company has a bona fide business purpose for preserving as confidential or (ii) the Company has experienced some other material non-public event the disclosure of which at such time, in the good faith judgment of the Board, would adversely affect the Company; provided, however, in no event shall the Holders be suspended from selling Registrable Securities pursuant to the Registration Statement or other registration statement for a period that exceeds an aggregate of forty (40) days in any 180-day period or seventy-five (75) days in any 365-day period. Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice to the Holders whose Registrable Securities are included in the Registration Statement or such other registration statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other reasonable actions to permit registered sales of Registrable Securities as contemplated in this Agreement.

(b)Notwithstanding anything to the contrary contained herein, (i) the Company shall have no obligation to include Registrable Securities of a Holder in any Registration Statement if such Holder has failed to timely furnish such information that the Company determines, after consultation with its counsel, is reasonably required in order for any registration statement or prospectus supplement, as applicable, to comply with the Securities Act and (ii) in no event will the Company be required to file a Registration Statement if it would be required to include in such Registration Statement financial statements of Great Western and Great Western has not made such financial statements available to the Company for inclusion in such Registration Statement.

Section 2.04    Sale Procedures.

(a)In connection with its obligations under Section 2.01, the Company will, as expeditiously as possible (it being understood and agreed that, notwithstanding any other provision hereof, the Company shall not be required to provide any non-public information to any Person hereunder unless such Person agrees to maintain the confidentiality of such information):

(i)prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement;

(ii)make available to one counsel selected by the Seller Representative (as defined in the Purchase Agreement) or other Person appointed by the Holder of a majority of Registrable Securities, with notice of such appointment provided to the Company (the “Holders’ Representative”) (i) at least three (3) Business Days prior to the anticipated filing of the Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto (except for any filing made under the Exchange Act that is incorporated by reference into the Registration Statement), upon request, copies of reasonably complete drafts of all such documents proposed to be filed (other than any filing made under the Exchange Act that is incorporated by reference into the Registration Statement), and use commercially reasonable efforts to address in each such document when so filed with the SEC such comments as the Holder Representative reasonably shall propose prior to the filing thereof and (ii) such number of copies of the Registration Statement or such other registration statement and the prospectus included therein and any supplements and amendments thereto as any Holder may reasonably request in writing to the Company in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Registration Statement or other registration statement;

(iii)if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by the Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such U.S. states as the Holders shall reasonably request in writing by the time the Registration Statement is filed; provided, however, that no such registration or qualification shall be required in any jurisdiction where, as a result thereof, the Company would become subject to general service of process or to taxation or qualification to do business in such jurisdiction solely as a result of registration or qualification;

(iv)promptly notify the Holders’ Representative, at any time when a prospectus relating thereto is required to be delivered by any of the Holders under the Securities Act, of (i) the filing of the Registration Statement or any other registration statement contemplated by this Agreement or any prospectus or prospectus supplement to be used in connection therewith, or any amendment or supplement thereto (except for any filing made under the Exchange Act that is incorporated by reference into the Registration Statement), and, with respect to such Registration Statement or any other registration statement or any post-effective amendment thereto, when the same has become effective and (ii) the receipt of any written comments from the SEC with respect to any filing referred to in clause (i) and any written request by the SEC for amendments or supplements to the Registration Statement or any other registration statement or any prospectus or prospectus supplement thereto, in each case that pertains to the Holders;

(v)immediately notify each Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the prospectus or prospectus supplement contained in the Registration Statement or any other registration statement contemplated by this Agreement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained therein, in the light of the circumstances under which a statement is made); (ii) the issuance or express threat of issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (iii) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the occurrence of any of the events set forth in clauses (i) through (iii) above, the Company agrees to as promptly as practicable, subject to any Blackout and Delay Event, amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing and to take such other commercially reasonable action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;

(vi)upon request, furnish to the Holders’ Representative copies of any and all transmittal letters or other correspondence with the SEC or any other governmental authority or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating expressly to the Registration Statement that pertains to the Holders;

(vii)otherwise comply with all applicable rules and regulations of the SEC; if requested by a Holder, (i) incorporate in a prospectus supplement such information as such Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering and (ii) make all required filings of such prospectus supplement after being notified of the matters to be incorporated in such prospectus supplement; and use commercially reasonable efforts to cause all Registrable Securities which are registered to be listed on the securities exchange on which similar securities issued by the Company are then listed.

(b)Each Holder, upon receipt of notice from the Company of the happening of any event of the kind described in subsection (a)(v) of this Section 2.04, shall forthwith discontinue offers and sales of the Registrable Securities by means of a prospectus or prospectus supplement until such Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (a)(v) of this Section 2.04 or until it is advised in writing by the Company that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Company, such Holder will deliver to the Company (at the Company’s expense) all copies in its possession or control, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

Section 2.05    Expenses. The Company shall be responsible for all Registration Expenses incident to its performance of or compliance with its obligations under this Article II. Each Holder shall pay its pro rata share of all Selling Expenses in connection with any sale of its Registrable Securities hereunder.

ARTICLE III.
Indemnification and Contribution

Section 3.01    Indemnification by the Company. The Company will indemnify and hold harmless each Holder, its officers and directors and each Person (if any) that controls such Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities, costs and expenses (including reasonable attorneys’ fees) (“Losses”) caused by, arising out of, resulting from or related to any untrue statement or alleged untrue statement of a material fact (a) contained in any Registration Statement relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) included in any prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided, however, that such indemnity shall not apply to that portion of such Losses caused by, or arising out of, any untrue statement, or alleged untrue statement or any such omission or alleged omission, to the extent such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Holder expressly for use therein.

Section 3.02    Indemnification by the Holders. Each Holder agrees to indemnify and hold harmless the Company, its officers and directors and each Person (if any) that controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all Losses caused by, arising out of, resulting from or related to any untrue statement or alleged untrue statement of a material fact (a) contained in any Registration Statement relating to Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) included in any prospectus relating to the Registrable Securities (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, only to the extent such statement or omission was made in reliance upon and in conformity with information furnished in writing by or on behalf of such Holder expressly for use in any Registration Statement or prospectus relating to the Registrable Securities, or any amendment or supplement thereto, or any preliminary prospectus.

Section 3.03    Indemnification Procedures. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 3.01 or Section 3.02, such Person (the “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) in writing (provided that the failure of the Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article III, except to the extent the Indemnifying Party is actually prejudiced by such failure to give notice), and the Indemnifying Party shall be entitled to participate in such proceeding and, unless in the reasonable opinion of outside counsel to the Indemnified Party a conflict of interest between the Indemnified Party and Indemnifying Party may exist in respect of such claim, to assume the defense thereof jointly with any other Indemnifying Party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party that it so chooses, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (a) if the Indemnifying Party fails to assume the defense or employ counsel reasonably satisfactory to the Indemnified Party, (b) if such Indemnified Party who is a defendant in any action or proceeding which is also brought against the Indemnifying Party reasonably shall have concluded that there may be one or more legal defenses available to such Indemnified Party which are not available to the Indemnifying Party or (c) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct then, in any such case, the Indemnified Party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all Indemnified Parties in each jurisdiction, except to the extent any Indemnified Party or Parties reasonably shall have concluded that there may be legal defenses available to such party or parties which are not available to the other Indemnified Parties or to the extent representation of all Indemnified Parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct) and the Indemnifying Party shall be liable for any expenses therefor. No Indemnifying Party shall, without the written consent of the Indemnified Party (which consent shall not be unreasonably withheld or conditioned), effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any Indemnified Party.

Section 3.04    Contribution.

(a)If the indemnification provided for in this Article III is unavailable to an Indemnified Party in respect of any losses, claims, damages or liabilities in respect of which indemnity is to be provided hereunder, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall to the fullest extent permitted by law contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of such party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company (on the one hand) and a Holder (on the other hand) shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(b)The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Article III were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 3.04(a). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in Section 3.04(a) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article III, no Holder shall be liable for indemnification or contribution pursuant to this Article III for any amount in excess of the net proceeds of the offering received by such Holder, less the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

ARTICLE IV.
Rule 144

With a view to making available the benefits of certain rules and regulations of the SEC that may permit the resale of the Registrable Securities without registration, the Company agrees to use its commercially reasonable efforts to:

(a) make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after the date hereof;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at all times from and after the date hereof; and

(c) so long as a Holder owns any Registrable Securities, furnish (i) to the extent accurate, forthwith upon request, a written statement of the Company that it has complied with the reporting requirements of Rule 144 under the Securities Act and (ii) unless otherwise available via the SEC’s EDGAR filing system, to such Holder forthwith upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any such securities without registration.

ARTICLE V.
Legends and Transfer of Rights

Section 5.01    Share Legend.

(a)Each certificate or book-entry notation representing the Shares shall (unless otherwise permitted by the provisions of Section 5.01(b)) bear a legend in substantially the form set forth in Section 3.10(c) of the Purchase Agreement.

(b)The legend on any Shares shall be promptly removed if (i) such Shares of Common Stock are sold pursuant to an effective registration statement, (ii) a registration statement covering the resale of such Shares is effective under the Securities Act or (iii) such Shares are being sold, assigned or otherwise transferred pursuant to Rule 144 under the Securities Act; provided, however, that with respect to clause (iii) above, the holder of such Shares has provided all necessary documentation and evidence (which may include an opinion of counsel) as may reasonably be required by the Company to confirm that the legend may be removed under applicable securities law. The Company shall cooperate with the applicable holder of Shares to effect removal of the legend on such shares pursuant to this Section 5.01(b) as soon as reasonably practicable, and shall use its reasonable efforts to do so in no event later than ten (10) Business Days, after delivery of notice from such holder that the conditions to removal are satisfied (together with any documentation required to be delivered by such holder pursuant to the immediately preceding sentence with respect to removal of a legend pursuant to clause (iii) above), which may include an opinion of counsel from the Company or the Company’s counsel. The Company shall bear all direct costs and expenses associated with the removal of a legend pursuant to this Section 5.01(b).

(c)Each Holder, severally and not jointly with any other Holder, (i) hereby represents to the Company that such Holder shall sell Shares only pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or under Rule 144 under the Securities Act, and that if such Holder sells Shares pursuant to an effective registration statement, such Shares shall be sold in compliance with the plan of distribution set forth therein, and (ii) acknowledges that the removal of the restrictive legend from the certificates or book-entry notations representing the Shares as set forth in Section 5.01(b) is predicated upon the Company’s reliance upon such representation.

Section 5.02    Transfer of Rights. The rights to registration and other rights under this Agreement may be assigned to a Transferee of Registrable Securities if such Transferee is acquiring at least 100,000 Registrable Securities and such Transferee has delivered to the Company a duly executed Adoption Agreement. No Person shall be considered a Holder hereunder unless such Person is an Initial Holder or has delivered to the Company an Adoption Agreement as contemplated in this Section 5.02.

ARTICLE VI.
Miscellaneous

Section 6.01    Termination. This Agreement shall terminate, and the parties shall have no further rights or obligations hereunder on (a) the third anniversary of the date hereof or (b) as to any Holder, on such earlier date on which both (i) such Holder, together with such Holder’s Affiliates, owns fewer than 100,000 Registrable Securities and (ii) all Registrable Securities owned by such Holder and such Holder’s Affiliates may be sold without restriction pursuant to Rule 144 under the Securities Act.

Section 6.02    Severability. If any provision of this Agreement shall be determined to be illegal and unenforceable by any court of law, the remaining provisions shall be severable and enforceable in accordance with their terms.

Section 6.03    Governing Law; Waiver of Jury Trial.

(a)This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws that would direct the application of the laws of another jurisdiction.

(b)THE PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANOTHER IN ANY MATTER WHATSOEVER ARISING OUT OF OR IN RELATION TO OR IN CONNECTION WITH THIS AGREEMENT. FURTHER, NOTHING HEREIN SHALL DIVEST A COURT OF COMPETENT JURISDICTION OF THE RIGHT AND POWER TO GRANT A TEMPORARY RESTRAINING ORDER, TO GRANT TEMPORARY INJUNCTIVE RELIEF, OR TO COMPEL SPECIFIC PERFORMANCE OF ANY DECISION OF AN ARBITRAL TRIBUNAL MADE PURSUANT TO THIS PROVISION.

Section 6.04    Adjustments Affecting Registrable Securities. The provisions of this Agreement shall apply to any and all shares of capital stock of the Company or any successor or assignee of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution for Registrable Securities, by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise in such a manner and with such appropriate adjustments as to reflect the intent and meaning of the provisions hereof and so that the rights, privileges, duties and obligations hereunder shall continue with respect to the capital stock of the Company as so changed.

Section 6.05    Binding Effects; Benefits of Agreement. This Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and each Holder and its successors and assigns. Except as provided in Section 5.02, neither this Agreement nor any of the rights, benefits or obligations hereunder may be assigned or transferred, by operation of law or otherwise, by any Holder without the prior written consent of the Company, and any assignment in violation of the foregoing shall be void.

Section 6.06    Notices. All notices or other communications which are required or permitted hereunder shall be in writing and shall be deemed to have been given if (a) personally delivered, (b) sent by nationally recognized overnight courier, (c) sent by registered or certified mail, postage prepaid, return receipt requested, or (d) sent by email. Such notices and other communications must be sent to the following addresses or email addresses:

(a)If to the Company, to:
PDC Energy, Inc.
1775 Sherman St., Suite 3000
Denver, Colorado 80203
Attention: Nicole Martinet; Julie Blaser

Email: Nicole.Martinet@pdce.com; Julie.Blaser@pdce.com

with copies (which shall not constitute notice) to:

Davis Graham & Stubbs LLP
1550 17th St., Suite 500
Denver, Colorado 80202
Attention: John Elofson; Sam Seiberling
Email: John.Elofson@dgslaw.com; Sam.Seiberling@dgslaw.com

(b)If to an Initial Holder, to the address or email address of such Initial Holder as they appear on such Initial Holder’s signature page attached hereto or such other address or email address as may be designated in writing by such Holder; and

(c)If to any other Holders, to their respective addresses or email addresses set forth on the applicable Adoption Agreement;

or to such other address or email address as the party to whom notice is to be given may have furnished to such other party in writing in accordance herewith. Any such communication shall be deemed to have been received (a) when delivered, if personally delivered, (b) the next Business Day after delivery, if sent by nationally recognized, overnight courier, (c) on the third Business Day following the date on which the piece of mail containing such communication is posted, if sent by first-class mail or (d) on the date sent, if sent by email during normal business hours of the recipient or on the next Business Day, if sent by email after normal business hours of the recipient.

Section 6.07    Modification; Waiver. This Agreement may be amended, modified or supplemented only by a written instrument duly executed by the Company and the Majority Holders, provided, however, that this Agreement may not be amended, modified or supplemented in a manner that is disproportionately adverse to the rights of a Holder under this Agreement as compared to the other Holders without the prior written consent of such Holder. No course of dealing between the Company and the Holders (or any of them) or any delay in exercising any rights hereunder will operate as a waiver of any rights of any party to this Agreement. The failure of any party to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

Section 6.08    Entire Agreement. Except as otherwise expressly provided herein, this Agreement constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings of the parties in connection therewith.

Section 6.09    Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts taken together shall constitute but one agreement.

[signature page follows]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed by its undersigned duly authorized representative as of the date first written above.

PDC Energy, Inc.

By:	/s/ Nicole L. Martinet
Name:	Nicole L. Martinet
Title:	General Counsel, Senior Vice President and Corporate Secretary

[Signature Page to Registration Rights Agreement]

INITIAL HOLDERS:

GREAT WESTERN OIL & GAS COMPANY, LLC

By:	/s/ Pat Broe
Name:	Pat Broe
Title:	Founder Director

GWP HOLDING CORP 1

By:	/s/ Pat Broe
Name:	Pat Broe
Title:	President

[Signature Page to Registration Rights Agreement]

ACTOIL COLORADO, LLC

By:	Nuveen Alternatives Advisors LLC, its Investment manager

By:	/s/ Matthew W. Smith
Name:	Matthew W. Smith
Title:	Senior Director

[Signature Page to Registration Rights Agreement]

EP SYNERGY INVESTMENTS, INC.

By:	Gladwyne Funding LLC.
its sole stockholder

By:	FS Energy and Power Fund,
its sole member

By:	FS/EIG Advisor, LLC,
its investment advisor

By:	/s/ Jean Powers
Name:	Jean Powers
Title:	Authorized Person

By:	/s/ William Rogers
Name:	William Rogers
Title:	Authorized Person

FS ENERGY AND POWER FUND

By:	FS/EIG Advisor, LLC,
its investment advisor

By:	/s/ Jean Powers
Name:	Jean Powers
Title:	Authorized Person

By:	/s/ William Rogers
Name:	William Rogers
Title:	Authorized Person

[Signature Page to Registration Rights Agreement]

EIG DUNEDIN EQUITY AGGREGATOR, L.P.

By:	EIG Dunedin Equity GP, LLC,
its general partner

By:	EIG Asset Management, LLC
its managing member

By:	/s/ Jean Powers
Name:	Jean Powers
Title:	Managing Director

By:	/s/ William Rogers
Name:	William Rogers
Title:	Vice President

EIG ENERGY FUND XVII, L.P.

By:	EIG Management Company, LLC,
its manager

By:	/s/ Jean Powers
Name:	Jean Powers
Title:	Managing Director

By:	/s/ William Rogers
Name:	William Rogers
Title:	Vice President

[Signature Page to Registration Rights Agreement]

EIG ENERGY FUND XVII-B, L.P.

By:	EIG Management Company, LLC,
its managing member

By:	/s/ Jean Powers
Name:	Jean Powers
Title:	Managing Director

By:	/s/ William Rogers
Name:	William Rogers
Title:	Vice President

EIG ENERGY FUND XVII-E, L.P.

By:	EIG Management Company, LLC,
its manager

By:	/s/ Jean Powers
Name:	Jean Powers
Title:	Managing Director

By:	/s/ William Rogers
Name:	William Rogers
Title:	Vice President

EIG ENERGY FUND XVII (SCOTLAND), L.P.

By:	EIG Management Company, LLC,
its manager

By:	/s/ Jean Powers
Name:	Jean Powers
Title:	Managing Director

By:	/s/ William Rogers
Name:	William Rogers
Title:	Vice President

[Signature Page to Registration Rights Agreement]

EIG ENERGY FUND XVII (CAYMAN), L.P.

By:	EIG Management Company, LLC,
its managing member

By:	/s/ Jean Powers
Name:	Jean Powers
Title:	Managing Director

By:	/s/ William Rogers
Name:	William Rogers
Title:	Vice President

EIG-KEATS ENERGY PARTNERS, L.P.

By:	EIG Management Company, LLC,
its manager

By:	/s/ Jean Powers
Name:	Jean Powers
Title:	Managing Director

By:	/s/ William Rogers
Name:	William Rogers
Title:	Vice President

[Signature Page to Registration Rights Agreement]

TP ENERGY SOLUTIONS GREEN, L.P.

By:	TPG Energy Solutions DE AIV GenPar, L.P.,
its general partner

By:	TPG Energy Solutions DE AIV GenPar Advisors, LLC,
its general partner

By:	/s/ Ken Murphy
Name:	Ken Murphy
Title:	Chief Operating Officer

[Signature Page to Registration Rights Agreement]

EXHIBIT A
ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed by the undersigned transferee (“Transferee”) pursuant to the terms of the Registration Rights Agreement, dated as of May 6, 2022, among PDC Energy, Inc., a Delaware corporation (the “Company”), and the Holders party thereto (as amended from time to time, the “Registration Rights Agreement”). Terms used and not otherwise defined in this Adoption Agreement have the meanings set forth in the Registration Rights Agreement.

By the execution of this Adoption Agreement, the Transferee agrees as follows:

1.Acknowledgement. Transferee acknowledges that Transferee is acquiring certain Shares subject to the terms and conditions of Registration Rights Agreement, among the Company and the Holders party thereto.

2.Agreement. Transferee (a) agrees that the Shares acquired by Transferee shall be bound by and subject to the terms of the Registration Rights Agreement, pursuant to the terms thereof, and (b) hereby adopts the Registration Rights Agreement with the same force and effect as if he, she or it were originally a party thereto.

3.Notice. Any notice required as permitted by the Registration Rights Agreement shall be given to Transferee at the address listed below Transferee’s signature.

4.Joinder. The spouse of the undersigned Transferee, if applicable, executes this Adoption Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and other securities referred to above and in the Registration Rights Agreement, to the terms of the Registration Rights Agreement.

Signature:

Address:
Contract Person:
Telephone Number:

Email:
Exhibit A-1